UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 26, 2021
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Virgin Galactic Holdings, Inc.
(Exact name of registrant as specified in its charter)
 ____________________________

Delaware	001-38202	85-3608069
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

166 North Roadrunner Parkway, Suite 1C Las Cruces, New Mexico	88011
(Address of principal executive offices)	(Zip Code)
(575) 424-2100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
 ____________________________

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SPCE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02     Results of Operations and Financial Condition.
As a result of the restatement described below under Item 4.02 of this Current Report on Form 8-K (the “Form 8-K”), Virgin Galactic Holdings, Inc. (the “Company”) expects to recognize incremental non-operating expense for the fiscal years ended December 31, 2020 and 2019. The Company expects that there will be no impact to its historically reported cash and cash equivalents, or cash flows from operating, investing or financing activities for fiscal years ended December 31, 2020 and 2019.

The Company’s management and the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) have discussed the matters disclosed in this Form 8-K, including this Item 2.02, with the Company’s independent registered public accounting firm, KPMG LLP (“KPMG”), however, KPMG has not yet completed its audit or review of the Company’s restated financial statements. The information and expected impact to the Company’s historical financial results contained in this Item 2.02 are preliminary, do not present all information necessary for an understanding of the Company’s restated financial condition as of and for the years ended December 31, 2020 and 2019 and its restated results of operations for the years ended December 31, 2020 and 2019 and are subject to change, potentially materially, as management completes the restatement of its financial statements and its independent registered public accounting firm completes the audit thereof.

The information contained in this Item 2.02 of the Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 4.02    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 26, 2021, the Audit Committee, in response to the statement released by the U.S. Securities and Exchange Commission (the “SEC”) with respect to the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled, “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”) and, after discussion with its independent registered public accounting firm, KPMG, its valuation firm and its legal advisors, concluded that the Company’s previously issued consolidated financial statements as of and for the fiscal years ended December 31, 2020 and 2019, included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 should be restated to reflect the impact of this statement by the SEC and accordingly, should no longer be relied upon.

Similarly, any previously furnished or filed reports, related earnings releases, investor presentations or similar communications of the Company describing the Company’s financial results as of for the three months and years ended December 31, 2020 and 2019 should no longer be relied upon.

Background

On April 12, 2021, the SEC issued a statement (the “Statement”) on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”). The Statement discussed certain features of warrants similar to the public warrants and private placement warrants (collectively, the “Warrants”) issued in connection with the initial public offering of Social Capital Hedosophia Holdings Corp. (“SCH”), specifically settlement terms and provisions related to certain tender offers following a business combination, as well as certain warrant instruments that do not meet the criteria to be considered indexed to an entity’s own stock, and noted that entities must consider whether to classify contracts that may be settled in its own stock, such as warrants, as equity or as an asset or liability.

After consideration of the Statement, the Company re-evaluated its historical accounting for the Warrants and concluded it must amend the accounting treatment of the Warrants recorded to the Company’s consolidated financial statements as a result of the Company’s merger with SCH (the “Merger”) and the reverse recapitalization that occurred on October 25, 2019. At that time, the Warrants were presented within equity. After reviewing the Statement, the Company concluded that the exercise and settlement features of the private placement warrants may change with a change in the holder, which precludes the private placement warrants from being considered indexed to the Company’s own stock and therefore, precludes the private placement warrants from meeting the scope exception from derivative accounting prescribed by Accounting Standards Codification 815, Derivatives and Hedging (“ASC 815”). In addition, the Company concluded that the Warrants may be settled in cash upon the occurrence of a tender offer or exchange that involves 50% or more of the Company’s common stock, an event that is outside the control of the Company. As such, the Warrants do not meet the conditions to be classified within equity under the Statement and should be presented as a liability.

Under ASC 815, the Company has concluded it should record the Warrants as a liability on the Company’s consolidated balance sheet at fair value as of the closing of the Merger, with subsequent changes in their fair value recognized in the Company’s consolidated statement of operations at each reporting date. As of April 26, 2021, approximately 2.7 million private placement warrants remained outstanding, which represents less than 10% of the Warrants originally issued, as all public warrants have since been exercised or redeemed.

The Company intends to file restated financial statements for the years ended December 31, 2020 and 2019 on Amendment No. 2 to Form 10-K as soon as practicable. In light of the restatement discussed above, management has concluded that the Company had a material weakness as of December 31, 2020 relating to its internal controls over financial reporting related to the Warrant restatement items. As such, management and KPMG’s report on the Company’s internal control over financial reporting as of December 31, 2020 should no longer be relied upon. The changes that will be recorded did not result from a change in published accounting guidance during the relevant time period or any override of controls or misconduct, and KPMG has not informed the Audit Committee of any issues related to an override of controls or misconduct. Further details regarding the material weakness and the steps taken to remediate it will be included in the Company’s Form 10-K/A.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Form 8-K, including this Item 4.02, with the Company’s independent registered public accounting firm, KPMG.

Item 7.01    Regulation FD Disclosure.

On April 30, 2021, the Company issued a press release related to the matters described in Item 4.02. A copy of the press release is included as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 7.01 of the Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking, including statements regarding the expected impact of the restatement of the Company’s financial statements, and the remediation of the Company’s material weakness in internal control over financial reporting. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many important factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to the completion of the audit of the Company’s restated financial statements; the Company’s public securities’ potential liquidity and trading; the Company’s ability to raise financing in the future; the Company’s success in retaining or recruiting, or changes required in, its offices, key employees or directors; the impact of the regulatory environment and complexities with compliance related to such environment; the Company’s ability to remediate its material weakness; and various factors relating to its business, operations and financial performance. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as such factors may be updated from time to time in its other filings with the Securities and Exchange Commission (the "SEC"), which are accessible on the SEC’s website at www.sec.gov and the Investor Relations section of the Company’s website at www.virgingalactic.com. These filings identify and address other important risks and uncertainties that could cause the Company’s actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated April 30, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virgin Galactic Holdings, Inc.

Date: April 30, 2021	By:	/s/ Douglas Ahrens
	Name:	Douglas Ahrens
	Title:	Executive Vice President, Chief Financial Officer